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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 10, 2002
(Date of earliest event reported)                  Commission File No. 333-88524

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                    38-1853300
             --------                                    ----------
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                On June 10, 2002, management of Telex Communications, Inc. ("Telex"), after consultation with its Board of Directors, dismissed Arthur Andersen LLP ("Andersen") as Telex's independent auditors, effective immediately, and engaged Ernst & Young LLP to serve as Telex's independent auditors for the fiscal year ending December 31, 2002.

                Andersen's reports on Telex's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on Telex's consolidated financial statements for such years; and there are no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                Telex provided Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of Andersen's letter, dated June 10, 2002, stating its agreement with such statements.

                During the years ended December 31, 2001 and 2000 and through the date hereof, Telex did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Telex's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(ii) of Regulation S-K.



ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.



                16 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION DATED JUNE 10, 2002.


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SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                  TELEX COMMUNICATIONS, INC.




Dated:  June 11, 2002             By:  /s/ Gregory W. Richter
                                  ----------------------------------
                                  Gregory W. Richter
                                  Vice President and Chief Financial Officer




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                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


                  EXHIBIT NUMBER               DESCRIPTION
                  16                           LETTER FROM ARTHUR ANDERSEN LLP
                                               TO THE SECURITIES AND EXCHANGE
                                               COMMISSION DATED JUNE 10, 2002.

















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